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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of report (Date of earliest event reported): August 30, 2002



                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
                            ------------------------
                            (State of incorporation)


     000-49957                                            04-3332304
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(Commission File No.)                          (IRS Employer Identification No.)




                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (978) 921-2727


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ITEM 5.   OTHER EVENTS

On August 30, 2002, LocatePLUS Holdings Corporation (the "Registrant") agreed with Gemstone Investment Company, Inc. ("Gemstone") to amend the terms of a certain $745,000 promissory note made by the Registrant in favor of Gemstone. That amendment (i) extends the maturity date of the note to the earlier of (a) two days after the consummation of the Registrant's initial public offering; or
(b) October 30, 2002; and (ii) increase the points payable at maturity of the note to $125,000.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

10.17 Amendment to Promissory Note, dated August 30, 2002, by and between LocatePLUS Holdings Corporation and Gemstone Investment Company, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LocatePLUS Holdings Corporation


Dated: September 3, 2002                         By: /s/ Robert A. Goddard
                                                     -------------------------
                                                     Robert A. Goddard
                                                     Chief Financial Officer
                                                     Treasurer and Secretary




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